Exhibit (n)

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors and Experts" and to the use of our report, dated July 21, 2003, in Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (No. 333-106904) of Muni Intermediate Duration Fund, Inc.

                                      /s/ ERNST & YOUNG LLP

MetroPark, New Jersey
August 12, 2003